EXHIBIT 99.1

News Release

Tymen deJong, First Solar’s Chief Operating Officer, to Retire
First Solar Announces Senior Leadership Changes

TEMPE, Ariz., July 29, 2020 – First Solar, Inc. (Nasdaq: FSLR) today announced that Philip Tymen deJong, Chief Operating Officer (COO), has decided to retire from the Company, effective April 2021. In addition, First Solar announced a series of senior leadership changes.

Mr. deJong’s successful career spans over four decades, with ten years of service to First Solar, five of which includes his tenure as COO. Among his many achievements, Mr. deJong played a fundamental role in establishing the Company’s international Series 6 module manufacturing footprint with five announced factories currently in production, and a sixth on track to commence production during the first quarter of 2021.

Mr. deJong will continue to serve as COO for an eight-month transition period, during which he will oversee certain priority projects, while transitioning the majority of his responsibilities to Michael Koralewski, Chief Manufacturing Operations Officer; Kuntal Kumar Verma, Chief Manufacturing Engineering Officer; and Patrick Buehler, Chief Quality and Reliability Officer, each of whom will join First Solar’s executive leadership team.

“I am deeply appreciative of Tymen’s tremendous leadership and his many significant contributions to First Solar,” said Mark Widmar, Chief Executive Officer of First Solar. “After a decade of stewardship of our manufacturing, supply chain, and enterprise-wide operations, Tymen’s retirement is well earned. I am grateful that he will continue to serve the Company on several key initiatives until his retirement is effective in April of next year.”

Mr. Koralewski provides nearly fifteen years of global operational experience to the executive leadership team. As Chief Manufacturing Operations Officer, he is responsible for First Solar’s site operations and supply chain management. Mr. Koralewski joined First Solar in 2006 and has held progressively more senior roles in operations and quality management with global responsibility, including Vice President – Global Quality, Vice President – Site Operations (Global) and Plant Manager, and Senior Vice President – Global Manufacturing.

Since joining First Solar more than fifteen years ago, Mr. Verma has been instrumental in scaling up First Solar’s manufacturing capabilities, including the first and second generation cadmium telluride (CdTe) manufacturing lines. As Chief Manufacturing Engineering Officer, he is responsible for global manufacturing replication and performance. Prior to his current role, Mr. Verma held a variety of engineering roles, including as Vice President – Global Manufacturing Engineering, Director – Manufacturing Engineering, and Engineering Manager – Deposition.

Mr. Buehler brings over a decade of experience in quality and reliability to the executive leadership team. As Chief Quality and Reliability Officer, he is responsible for global manufacturing quality, product reliability, performance and prediction analytics, customer service, sustainability, and environmental, health and safety. Mr. Buehler joined First Solar in 2006 and has held progressively more senior technical and operations roles in quality and reliability, including serving as Vice President – Quality & Reliability since March 2019.

“With Series 6 deployed, and a strong team in place to carry it forward, I am confident that the timing is right for me to retire with the business in good hands,” said Mr. deJong. “I am working closely with Mike, Kuntal, and Pat to effect a seamless transition and look forward to watching the team continue First Solar’s operational excellence leadership.”

First Solar also announced today that Markus Gloeckler has been appointed Co-Chief Technology Officer alongside Raffi Garabedian, First Solar’s Chief Technology Officer since 2012, as part of First Solar’s new co-CTO structure. Mr. Gloeckler will join First Solar’s executive leadership team.

“Moving to a co-CTO structure will enhance our platform for growth and aligns with our vision to excel in technology,” said Mr. Widmar. “As co-CTOs, Markus will continue to drive our Series 6 platform, enabling Raffi to focus on advanced research and development and further pursue the capabilities of our industry-leading cadmium telluride thin-film module technology.”

Mr. Gloeckler has extensive experience guiding strategic research and development activities. Prior to being named Co-Chief Technology Officer, Mr. Gloeckler served as Vice President – Chief Scientist, before being promoted to Senior Vice President – Module Research & Development. He was instrumental in enabling First Solar’s achievement of a world-record conversion efficiency for a CdTe solar cell.

In addition, First Solar announced today that Jason Dymbort will join the executive leadership team as General Counsel and Secretary after serving in this capacity on an interim basis since March 2020. During his time at First Solar, which began in 2008, Mr. Dymbort has held numerous legal roles for the Company, helping to grow the Company’s internal legal capabilities in support of a broad range of subject matter areas. Between 2015 and 2018, Mr. Dymbort served as general counsel and secretary for the general partner of 8point3 Energy Partners, then a publicly-traded yieldco and affiliate of First Solar. Before joining First Solar, Mr. Dymbort was a corporate attorney at Cravath, Swaine & Moore LLP.

“These senior leadership changes speak to the strength of the talent within First Solar,” said Caroline Stockdale, First Solar’s Chief People and Communications Officer. “We believe these additions to the executive leadership team, all of whom share our vision of leading the world’s sustainable energy future, will better align our manufacturing, technical, and commercial capabilities, and set the Company up for continued growth.”

About First Solar, Inc.

First Solar is a leading global provider of comprehensive photovoltaic (“PV”) solar energy solutions, which use its advanced module and system technology. The Company's integrated power plant solutions deliver an economically attractive alternative to fossil-fuel electricity generation today. From raw material sourcing through end-of-life module recycling, First Solar’s renewable energy systems protect and enhance the environment. For more information about First Solar, please visit www.firstsolar.com.

For First Solar Investors

This release contains forward-looking statements which are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements in this release, other than statements of historical fact, are forward-looking statements. These forward-looking statements include, but are not limited to, statements concerning First Solar’s senior leadership changes and their effect on the Company’s future growth. These forward-looking statements are often characterized by the use of words such as “estimate,” “expect,” “anticipate,” “project,” “plan,” “intend,” “seek,” “believe,” “forecast,” “foresee,” “likely,” “may,” “should,” “goal,” “target,” “might,” “will,” “could,” “predict,” “continue” and the negative or plural of these words and other comparable terminology. Forward-looking statements are only predictions based on our current expectations and our projections about future events and therefore speak only as of the date of this release. You should not place undue reliance on these forward-looking statements. We undertake no obligation to update any of these forward-looking statements for any reason, whether as a result of new information, future developments or otherwise. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to differ materially from those expressed or implied by these statements. These factors include, but are not limited to: the severity and duration of the COVID-19 pandemic, including its potential impact on our business, results of operations, and financial condition; structural imbalances in global supply and demand for PV solar modules; the market for renewable energy, including solar energy; our competitive position and other key competitive factors; reduction, elimination, or expiration of government subsidies, policies, and support programs for solar energy projects; the impact of public policies, such as tariffs or other trade remedies imposed on solar cells and modules; our ability to execute on our long-term strategic plans; our ability to execute on our solar module technology and cost reduction roadmaps; our ability to improve the wattage of our solar modules; interest rate fluctuations and both our and our customers’ ability to secure financing; the creditworthiness of our off-take counterparties and the ability of our off-take counterparties to fulfill their contractual obligations to us; the ability of our customers and counterparties to perform under their contracts with us; the satisfaction of conditions precedent in our project sales agreements; our ability to attract new customers and to develop and maintain existing customer and supplier relationships; our ability to successfully develop and complete our systems business projects; our ability to convert existing production facilities to support new product lines, such as Series 6 module manufacturing; general economic and business conditions, including those influenced by U.S., international, and geopolitical events; environmental responsibility, including with respect to CdTe and other semiconductor materials; claims under our limited warranty obligations; changes in, or the failure to comply with, government regulations and environmental, health, and safety requirements; effects resulting from pending litigation, including the opt-out action against us; future collection and recycling costs for solar modules covered by our module collection and recycling program; our ability to protect our intellectual property; our ability to prevent and/or minimize the impact of cyber-attacks or other breaches of our information systems; our continued investment in research and development; the supply and price of components and raw materials, including CdTe; our ability to attract and retain key executive officers and associates; and the matters discussed under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” of our most recent Annual Report on Form 10-K and our subsequently filed Quarterly Reports on Form 10-Q, as supplemented by our other filings with the Securities and Exchange Commission. You should carefully consider the risks and uncertainties described in these reports.

Media	Investors
Reuven Proença	Mitchell Ennis
First Solar Media	First Solar Investor Relations
reuven.proenca@firstsolar.com	mitchell.ennis@firstsolar.com

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